UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2024

MICROBOT MEDICAL INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19871	94-3078125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

288 Grove Street, Suite 388

Braintree, MA 02184

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 875-3605

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MBOT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On April 15, 2024, the Company issued a press release announcing that its activities in Israel, USA and other parts of the globe continue without interruption and it believes that currently planned timelines and milestones will be met.

From a regulatory perspective, the Company has been working with the FDA on its recent IDE submission and believes that those efforts will result in commencing its pivotal study in humans as planned. In addition, as part of its efforts to gain regulatory approval in Europe, the Company successfully completed an internal audit in preparation for ISO 13485 certification audits, which are expected this year, to ensure the Company continues to meet its timeline toward CE approval.

From an operational perspective, the Company has established sufficient inventory of the LIBERTY® Endovascular Robotic Surgical System to support its pivotal study and other ongoing activities.

In addition to focusing on gaining regulatory approval for the current LIBERTY® Endovascular Robotic Surgical System in both the USA and Europe, the Company already executed an initial phase partnership with one clinical partner and is in advanced discussions with additional clinical partners to develop the future potential capabilities of the LIBERTY® Endovascular Robotic Surgical System, such as remote operations, imaging integration and AI capabilities.

With its pre-commercial activities, the Company is already in discussions with multiple strategic partners, both in the USA and globally, to allow the Company to evaluate the most efficient commercialization channels once the product would be approved for sale in the USA and globally. Some

The press release, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.

Item 9.01	Financial Statetments and Exhibits

Exhibit	Description

99.1	Press release, dated April 15, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICROBOT MEDICAL INC.

	By:	/s/ Harel Gadot
	Name:	Harel Gadot
	Title:	Chief Executive Officer, President and Chairman

Date: April 15, 2024